UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2024

TERRAN ORBITAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40170	98-1572314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6800 Broken Sound Parkway NW, Suite 200
Boca Raton, Florida 33487
(Address of Principal Executive Offices)
(561) 988-1704
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LLAP	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	LLAP WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure under the heading “The Merger- Interests of Company Directors and Executive Officers in the Merger -Transaction Bonus Pool Payable Upon Merger Closing” contained in the Preliminary Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission by Terran Orbital Corporation on September 9. 2024 is included in Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Preliminary Proxy Statement Extract
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Terran Orbital Corporation (“Terran Orbital”) by Lockheed Martin Corporation (“Lockheed Martin”). In connection with the proposed transaction, Terran Orbital intends to file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Terran Orbital intends to mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. STOCKHOLDERS OF TERRAN ORBITAL ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT TERRAN ORBITAL FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and any other documents filed by Terran Orbital with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or at Terran Orbital’s website at www.terranorbital.com.

Participants in the Solicitation

Terran Orbital, Lockheed Martin and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Terran Orbital’s stockholders with respect to the proposed transaction. Information regarding the identity of participants in the solicitation of proxies, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction. Additional information about Terran Orbital’s directors and executive officers and their ownership of Terran Orbital common stock is set forth in Terran Orbital’s definitive proxy statement for its 2024 annual meeting of stockholders filed with the SEC on April 10, 2024 (the “Terran Orbital 2024 Proxy Statement”), under “Board of Directors and Corporate Governance,” “Executive Officers,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent that holdings of Terran Orbital’s securities by directors and executive officers have changed since the amounts disclosed in the Terran Orbital 2024 Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Ownership on Form 4 filed with the SEC. Information about Lockheed Martin’s directors and executive officers is set forth in Lockheed Martin’s definitive proxy statement for its 2024 annual meeting of stockholders filed with the SEC on March 15, 2024 (the “Lockheed Martin 2024 Proxy Statement”), under “Director Nominees,” “Executive Compensation” and “Security Ownership of Management and Certain Beneficial Owners.” To the extent holdings of Lockheed Martin’s securities by directors and executive officers have changed since the amounts disclosed in the Lockheed Martin 2024 Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents at the SEC’s website at www.sec.gov or by accessing the respective companies’ websites at www.terranorbital.com (Terran Orbital) and www.lockheedmartin.com (Lockheed Martin).

Forward-Looking Statements

This communication contains statements that, to the extent they are not recitations of historical fact, constitute “forward-looking statements” within the meaning of the federal securities laws, and are based on Terran Orbital’s current expectations and assumptions, including, among other things, statements regarding the proposed transaction and the expected benefits of the proposed transaction; the anticipated timing of the proposed transaction and financing of the proposed transaction; and the future performance of Terran Orbital’s business if the proposed transaction is completed. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “will,” “should,” “could,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements. There can be no assurance that the proposed transaction or any other future events will occur as anticipated, if at all, or that actual results will be as expected. These statements are not guarantees of future performance and are subject to risks and uncertainties. Actual results may differ materially due to factors such as: the failure to obtain, delays in obtaining, or adverse conditions contained in any required regulatory or other approvals for consummation of the proposed transaction, the possibility that Terran Orbital stockholders may not approve the proposed transaction; the failure to consummate or a delay in consummating the proposed transaction for other reasons; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement related to the proposed transaction; Terran Orbital’s business being disrupted due to transaction-related uncertainty; the diversion of Terran Orbital’s management’s or employees’ attention during the pendency of the proposed transaction Terran Orbital’s ongoing business operations and other opportunities; the failure to successfully and timely integrate Terran Orbital and realize the benefits of the proposed transaction; the risk of litigation relating to the proposed transaction; competitive responses to the proposed transaction; unexpected liabilities, costs, charges or expenses resulting from the proposed transaction; and potential adverse reactions or changes to business relationships from the announcement or completion of the proposed transaction. These are only some of the factors that may affect the forward-looking statements contained in this news release. For a discussion identifying additional important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, see Terran Orbital’s filings with the SEC, including, but not limited to, Terran Orbital’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 1, 2024, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 filed with the SEC on August 12, 2024, and the prospectus supplements dated September 18, 2023 and July 23, 2024, each related to its Registration Statement on Form S-3, as amended (File No. 333-271093), which was declared effective by the SEC on April 18, 2023. Terran Orbital’s filings may be accessed through the investor relations page of its website, www.investors.terranorbital.com or through the website maintained by the SEC at www.sec.gov. Except where required by applicable law, Terran Orbital expressly disclaims a duty to provide updates to forward-looking statements after the date of this communication to reflect subsequent events, changed circumstances, changes in expectations, or the estimates and assumptions associated with them. The forward-looking statements in this communication are intended to be subject to the safe harbor protection provided by the federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAN ORBITAL CORPORATION

Date:	September 12, 2024	By:	/s/ Marc Bell
Marc Bell Chairman and CEO